Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

THE OPPORTUNITY IS HERE 1

Financial Strength in Local Hands

$18.9 Billion in Assets

Located in Florida, Alabama, Georgia, Nevada, Texas

$8.9 Billion – or 47% -in Florida

Growing Retail Banking Franchise

292 Branches Now – 327 by December ‘05

Outstanding Deposit Growth – 19% increase in ‘04

Outstanding Credit Quality

Record Low Nonperforming Assets Ratio – 0.29%

Excellent Net Charge-Off History – 0.19%

Proven Community Banking Philosophy

Local Expertise in Lending Decisions

Atmosphere that Promotes Sales and Personalizes Customer Relationships

THE OPPORTUNITY IS HERE 2

In the Right Places

From 2000 to 2003 five states in the US had over 6% population growth

Colonial is in four of them – Florida, Georgia, Texas, Nevada

32% of the total population growth in the US came from those states

72% of non-time deposits in Florida, Georgia, Texas and Nevada

57% of non-time deposits in Florida

Projected population growth 2005-2025:

35% 30% 25% 20% 15%

Colonial Florida US Florida

33.4% 32.5% 17.2%

THE OPPORTUNITY IS HERE 3

Assets by State

At 12/31/04

Florida 47%

Nevada 4%

Texas 5%

Georgia 7%

Alabama 24%

Corporate 13%

Pro Forma*

Florida 52%

Nevada 4%

Texas 5%

Georgia 6%

Alabama 22%

Corporate 11%

*Upon the completion of the Union Bank and FFLC acquisitions.

THE OPPORTUNITY IS HERE 4

Growth in Assets

(in millions)

$11,727 $13,185 $15,822 $16,273 $18,897

12% 20% 3% 16%

2000 2001 2002 2003 2004

THE OPPORTUNITY IS HERE 5

Growing Retail Franchise

THE OPPORTUNITY IS HERE 6

Growing Retail Franchise

At 12/31/04

FL 127

43% 39%

Other 3

TX 12 NV 13 GA 22

AL 115

292 Branches

Pro Forma*

FL 172

53% 31%

AL 101

Other 3

NV 14 GA 23 TX 14

327 Branches

Planned Branch Additions for 2005:

Florida:

South FL 2

Bay Area 3

Southwest FL 2

Central FL 3

Panhandle 1

Union Bank 18

FFLC 16

Total Florida 45

Georgia 1

Nevada 1

Texas 2

TOTAL NEW 49

Alabama (14)

TOTAL 35

THE OPPORTUNITY IS HERE 7

Non-time Deposit Growth

(in millions)

$3,468 $4,114 $4,950 $5,868 $7,331

19% 20% 19% 25%

2000 2001 2002 2003 2004

THE OPPORTUNITY IS HERE 8

Relationship Improvement

12/31/03 12/31/04 Growth

Cross-Sell Ratio 3.13 3.45 32 bps

Internet Banking Customers 56,270 79,792 42%

Internet Banking Penetration 23% 32% 39%

HELOC Balances $383,574,000 $514,911,000 34%

Active Check Cards 137,160 155,732 13.5%

Check Card Service 53% 57% 8%

penetration of DDAs

THE OPPORTUNITY IS HERE 9

Florida Franchise

Entered Florida in 1996

Began Florida franchise with $232 million in assets

Completed 19 acquisitions in Florida

Branches – 123

Total Deposits of $3.5 Billion

Upon completion of the pending acquisitions of Union Bank of Florida and First Federal Savings Bank of Lake County:

52% of Assets in Florida

56% of Deposits in Florida – Total Deposits of $7.4 Billion

49% of Branches in Florida – Total Branches—161

and is expected to be the

5TH LARGEST COMMERCIAL BANK IN FLORIDA

THE OPPORTUNITY IS HERE 10

Florida Franchise

Current Branches

FFLC Branches

Projected Branches (Including Union Bank) 11

Outstanding Credit Quality

THE OPPORTUNITY IS HERE 12

Loan Portfolio Distribution

(as of Sept. 30, 2004)

Consumer 2%

Other 1%

Commercial 8%

CRE 26% MWL 8%

Residential RE 17%

CRE Owner Occ. 8%

RE Construction 30%

THE OPPORTUNITY IS HERE 13

NPAs Consistently Below Industry (as originally reported)

4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

All FDIC insured commercial banks (as of 9/30/04)

Colonial BancGroup

RECORD LOW

1.17% 1.25% 0.85% 0.78% 0.84% 0.71% 0.60% 0.55% 0.54% 0.64% 0.78% 0.65% 0.29%

THE OPPORTUNITY IS HERE 14

Net Charge-offs/Average Loans

All FDIC insured commercial banks (as of 9/30/04)

Southern Regionals (provided by Sandler O’Neill & Partners)

Colonial BancGroup

1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04

0.51% 0.47% 0.33% 0.09% 0.13% 0.18% 0.23% 0.23% 0.21% 0.21% 0.28% 0.29% 0.31% 0.19%

THE OPPORTUNITY IS HERE 15

2004 Financial Highlights

THE OPPORTUNITY IS HERE 16

Earnings Per Share Growth (diluted)

$1.00 $1.06 $1.16 $1.20 $1.33

6% 9% 3% 11%

2000 2001 2002 2003 2004

THE OPPORTUNITY IS HERE 17

THE OPPORTUNITY IS HERE 18

Net Income Growth

(in thousands)

$115,120 $122,103 $140,025 $149,927 $175,348

15% 7% 17%

2000 2001 2002 2003 2004

Net Interest Margin Improvement

3.80% 3.70% 3.60% 3.50% 3.40% 3.30%

3.43% 3.53% 3.58% 3.60% 3.64% 3.68%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

THE OPPORTUNITY IS HERE 19

Solid Dividend Growth

15 YEARS OF INCREASED DIVIDENDS


$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05

Colonial BancGroup

THE **OPPORTUNITY** IS HERE

20

Supplemental Information

THE OPPORTUNITY IS HERE 22

Texas Locations

23

Nevada Locations

24

Alabama/Georgia Locations

25

CRE Loan Portfolio Distribution

(as of September 30, 2004)

Retail 24.5%

Industrial 2.1%

Recreation 3.1%

Church/School 4.2%

Healthcare 7.6%

Lodging 7.8%

All Other Types 8.4%

Warehouse 11.9%

Multi-Family 12.8%

Office 17.6%

23.3% Owner Occupied

Average loan size = $593,689

Characteristics of 75 largest loans:

Total $744 million and represent 17% of CRE portfolio

Average loan to value ratio is 67%

Average debt coverage ratio = 1.42x

THE OPPORTUNITY IS HERE 26

Construction Loan Portfolio Distribution (as of September 30, 2004)

Residential Developments and Lots 24.3%

Office 3.7%

Multi-Family 3.8%

Commercial Development 4.0%

All Other Types 6.5%

Retail 8.4%

Condominium 11.4%

Residential Home Construction 17.5%

Land Only 20.4%

Average loan size = $558,770

Characteristics of 75 largest loans:

Total $1.2 billion and represent 32% of portfolio

Average loan to value ratio is 68%

THE OPPORTUNITY IS HERE 27